ANZ CAPEL COURT LIMITED (ABN 30 004 768 807)
Trust Manager

CITIBANK N.A. (ABN 34 072 814 058)
Citibank and Party A

PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007)
Party B

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (ABN 11 005 357 522) ANZ and Standby Swap Provider


KINGFISHER TRUST 2001-1G

ISDA MASTER AGREEMENT
(CURRENCY SWAP AGREEMENT)




                                       (i)

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                         DATED AS OF 18 MAY 2001 BETWEEN

                   ANZ CAPEL COURT LIMITED ABN 30 004 768 807
                                ("TRUST MANAGER")

                                       AND

                        CITIBANK N.A. ABN 34 072 814 058
                           ("CITIBANK " and "PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007

           IN ITS CAPACITY AS TRUSTEE OF THE KINGFISHER TRUST 2001-1G
                                   ("PARTY B")

                                       AND

                 AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
                               ABN 11 005 357 522
                       ("ANZ" and "STANDBY SWAP PROVIDER")

PART 1. TERMINATION PROVISIONS.

In this Agreement:

(a)   "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b)   The definition of "SPECIFIED TRANSACTION" is not applicable.

(c)   (i)     The following provisions of Section 5 will not apply to Party A:

              Section 5(a)(ii)        Section 5(a)(v)
              Section 5(a)(iii)       Section 5(a)(vi)
              Section 5(a)(iv)        Section 5(b)(iv)

      (ii)    The following provisions of Section 5 will not apply to Party B:

              Section 5(a)(ii)   Section 5(a)(v)   Section 5(a)(viii)
              Section 5(a)(iii)  Section 5(a)(vi)  Section 5(b)(iv)
              Section 5(a)(iv)   Section 5(a)(vii)

      (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii) will not apply to Party A as the Burdened Party.

(d) The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A or Party B.

(e)   PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply; and

      (ii)  the Second Method will apply.

(f)   "TERMINATION CURRENCY" means Australian Dollars.

(g) "ADDITIONAL TERMINATION EVENT" applies. The following is an Additional Termination Event in relation to which both Party A and Party B are Affected Parties:

      "An Event of Default (as defined in the Deed of Charge) occurs and the Security Trustee has declared, in accordance with the Global Master Security Trust Deed, the Class A Notes immediately due and payable."

      For the purposes of calculating a payment due under Sections 6(d) and (e) when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only Affected Party.


PART 2. TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

      (i) the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

      (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

      (iii) the satisfaction of the agreement of that other party contained in
            Section 4(d) of this Agreement,

      PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
      Agreement:

      (i) Party B and ANZ as Standby Swap Provider and (on and from the Novation Date) as Party A, each makes the following representation:

                  It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on a business in a country outside Australia at or through a permanent establishment of itself in that country.

      (ii) Citibank as Party A represents that it is an "eligible contract participant" under the U.S. Commodity Exchange Act.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)   TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO           FORM/DOCUMENT/CERTIFICATE     DATE BY  WHICH  TO BE
DELIVER DOCUMENT                                          DELIVERED
Party  A,  Party B, and     Any document or certificate   On  the earlier of
the Standby Swap Provider   reasonably required or        (a) learning that
                            reasonably requested          such document or
                            by a party in connection      certificate is
                            with its obligations to       required and (b) as
                            make a soon as payment        reasonably practicable
                            under this Agreement          following  a
                            which would enable that       request by a party.
                            party to make the payment
                            free from any deduction or
                            withholding for or on
                            account of Tax or which
                            would reduce the rate at
                            which deduction or
                            withholding for or on
                            account of Tax is applied
                            to that payment as
                            requested  by Party A with
                            respect  to  any  payments
                            received by Party B.


(b)   OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO          FORM/DOCUMENT/CERTIFICATE    DATE BY WHICH TO BE
DELIVER DOCUMENT                                        DELIVERED
Party A, Party B, the      A certificate specifying     On the execution of
Standby Swap Provider      the names, title and         this Agreement and
and the Trust Manager      specimen signatures of       each Confirmation
                           the persons authorised to    unless that certificate
                           execute this Agreement       has already been
                           and each Confirmation or     supplied and remains
                           other communication in       true and in effect
                           writing made pursuant to     and when the
                           this Agreement on its        certificate is updated.
                           behalf.

Party A, Party B, the      A legal  opinion as to the     Prior to the  Closing
Standby Swap Provider      validity and enforceability    Date.
and the Trust Manager      of its obligations under
                           this Agreement in form
                           and substance (and issued
                           by legal counsel) reasonably
                           acceptable  to each  other
                           party.

-Trust Manager             A certified copy to            Not less than 5
                           Party A of each Credit         Business Days (or
                           Support Document specified     such lesser period
                           in respect of Party B and      as Party A agrees
                           (without limiting any          to) before the Trade
                           obligation Party B may         Date of the first
                           have under the  terms of       occurring Transaction
                           that Credit Support Document   and in the case of any
                           to notify Party A of           amending documents
                           amendments thereto)a           entered into
                           certified copy to Party A      subsequent to that
                           of any document that           date, promptly after
                           amends in any way the          each amending document
                           terms of that Credit           (if any) has been
                           Support Document.              entered into.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4. MISCELLANEOUS

(a)   ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

      Address for notices or communications to Citibank as PARTY A:

      Address:          333 West 34th Street, New York, NY 10001

      Attention:        Director, Derivatives Operations

      Facsimile No.:    (212) 615 8594



      Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

      Address:          Capital Markets Legal Department,
                        388 Greenwich Street, New York, NY 10013

      Attention:        Head of Department

      Address for notices or communications to PARTY B:

      Address:          Perpetual Trustee Company Limited
                        Level 3
                        39 Hunter Street
                        Sydney  NSW  2000
                        AUSTRALIA

      Attention:        Manager, Securitisation

      Facsimile No.:    61 2 9221 7870



      Address for notices or communications to Trust Manager:

      Address:          ANZ Capel Court Limited
                        Level 16
                        530 Collins Street
                        Melbourne  VIC  3000
                        AUSTRALIA

      Attention:        Manager, Primary Markets Group

      Facsimile:        61 3 9273 3539

      Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

      Address:          Perpetual Trustee Company Limited
                        Level 3
                        39 Hunter Street
                        Sydney  NSW  2000
                        AUSTRALIA

      Attention:        Manager, Securitisation

      Facsimile No.:    61 2 9221 7870


      Address for notices or communications to ANZ as STANDBY SWAP Provider and (on and from the Novation Date) as PARTY A:

      Address :         Markets Division,
                        Level 12, 530 Collins Street,
                        Melbourne, Victoria, 3000,
                        Australia

      Attention :       Manager, Derivative Operations

      Telex No.: AA151018                Answerback: ANZAT
      Facsimile No.: (613) 9273-1983     Telephone No.: (613) 9273-1629
      SWIFT Code: ANZBAU3M

(b)   PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

      Citibank as Party A appoints as its Process Agent: Citibank N.A., Sydney Branch.

      Party B appoints as its Process Agent: Not applicable.

      ANZ as Standby Swap Provider and (on and from the Novation Date) as Party A appoints as its Process Agent: Not applicable.

(c)   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   CALCULATION AGENT.

      The Calculation Agent is Party A.

      All such determinations and calculations will be binding on Party A and Party B in the absence of manifest error.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      (i)   In relation to Citibank as Party A: Not applicable.

      (ii) In relation to Party B: Global Master Security Trust Deed and Deed of Charge.

      (iii) In relation to ANZ as (on and from the Novation Date) Party A: Not applicable.

(g)   Credit Support Provider.

      (i)   In relation to Citibank as Party A: None.

      (ii)  In relation to Party B: None.

      (iii) In relation to ANZ as (on and from the Novation Date) Party A: None.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales, except the Credit Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in Paragraph 13(m)(iv) of the Credit Support Annex. Section 13(b)(i) is deleted and replaced by the following:

            "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and".

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) Party B is deemed not to have any Affiliates.

PART 5 OTHER PROVISIONS

(1)   PAYMENTS: In Section 2:

      (a)   In Section 2(a)(i) add the following sentence:

            "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

      (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

            "Unless specified otherwise in this Agreement, payments under this Agreement by:

            (i)   Party A, will be made by 10.00 am (New York time); and

            (ii)  Party B, will be made by 4.00pm (Melbourne time),

            on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

      (c)   Insert a new paragraph (iv) in Section 2(a) immediately after
            Section 2(a)(iii) as follows:

            "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

      (d)   Add the following new sentence to Section 2(b):

            "Each new account so designated shall be in the same tax jurisdiction as the original account."

      (e)   Amend Section 2(d) as follows:

            (i) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                  "if and only if X is Party A and".

            (ii) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph.

           Without prejudice to the above amendments, it is agreed that Party B:

            (iii) is not obliged to pay:

                  (1) any additional amount to Party A under Section 2(d)(i)(4); or

                  (2)   any amount to Party A under Section 2(d)(ii); and

            (iv) will not receive payments under this Agreement or any Transaction from which deductions or withholdings have been made.

(2) PARTY B'S PAYMENT INSTRUCTIONS: Party B irrevocably authorises and instructs Party A to make payment of:

      (i) the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

      (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose, (or, the extent directed by the Trust Manager or the Security Trustee, the Collection Amount).

(3) PARTY A'S PAYMENT INSTRUCTIONS: Party A irrevocably authorises and instructs Party B to make payment of:

      (i) any amount denominated in A$ due from Party B to the account in Sydney notified in writing by Party A to Party B from time to time; and

      (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)   REPRESENTATIONS: In Section 3:

      (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

            "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1959 (Cth)), sections 13A(3) and 16 of the Banking Act, 1959 (Cth)).";

      (b) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

            (i) NON-RELIANCE. It is acting for its own account (in the case of Party B, as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Trust Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

            (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, (in the case of Party B, subject to Section 15), the risks of that Transaction.

            (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction (other than in the case of Party B, the Trust Manager).

      (c) insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

            (g)   TRUST. By Party B, in respect of Party B only:

                  (i) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the Trade Date of the first occurring Transaction.

                  (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                  (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

                  (iv) POWER. It has power under the Master Trust Deed and the Supplemental Deed to:

                        (A) enter into and perform its obligations under this Agreement and each Credit Support Document; and

                        (B) mortgage or charge the Assets of the Trust in the manner provided in the Credit Support Document (in relation to Party B),

                        and its entry into this Agreement and each Credit Support Document (in relation to Party B) is in the interests of the beneficiaries of the Trust and does not constitute a breach of trust.

                  (v) GOOD TITLE. It is the lawful owner of or has equitable title to (as applicable) the Assets of the Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust).

                  (vi) ELIGIBLE CONTRACT PARTICIPANT. The Trust was not formed for the specific purpose of constituting an "eligible contract participant" under the US Commodity Exchange Act.

                  (vii) TOTAL ASSETS. As at close of business on the Trade Date of the first occurring Transaction, following the issue of the Class A Notes and provided that the aggregate Invested Amount of the Class A Notes upon issue exceeds USD 10,000,000 the Trust will have total assets exceeding USD10,000,000.

            (h) NON-ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under each Credit Support Document in relation to Party B.

            (i) CONTRACTING AS PRINCIPAL. Except in the case of Party B, each Transaction has been entered into by that party as principal and not otherwise."

(5)   EVENT OF DEFAULT: In Section 5(a):

      (a) FAILURE TO PAY OR DELIVER: delete paragraph (i) and replace it with the following:

            ""(i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under
                  Section 2(a)(i)
                  or 2(e) required to be made by it if such failure is not remedied at or before:

                  (1) where the failure is by Party B, 4.00 pm (Melbourne time) on the tenth Business Day after notice of such failure is given to Party B;" and

                  (2) where the failure is by Party A, 10.00am (New York time) on the tenth Business Day after notice of such failure is given to Party A;";

      (b)   Consequential amendments:

            (i)   delete "or" at the end of Section 5(a)(vii); and

            (ii) replace the full stop at the end of Section 5(a)(viii) with "; or"; and

      (c)   DOWNGRADE OBLIGATIONS: insert the following new paragraph (ix):

            "(ix) DOWNGRADE OBLIGATIONS. In respect of Party A only, Party A fails to comply with Part 5(22) of the Schedule if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the Trust Manager may agree and which the Designated Rating Agencies confirm in writing will not result in an Adverse Rating Effect after notice of such failure is given to Party A."

(6)   TERMINATION EVENTS:

      (a) ILLEGALITY: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

            (i) neither Party A nor Party B will be entitled to designate an Early Termination Date in respect of that Transaction as a result of that event occurring;

            (ii) payment by Party B in accordance with Part 5(3) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

            (iii) Party A's obligations in respect of that Transaction or this
                  Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event.

      (b)   PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

            (i)   Notwithstanding Part 1(c)(iii) of the Schedule, but subject to
                  Section 6(b)(ii), Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee has notified the parties in writing that it is satisfied that all amounts owing to the Class A Note Holders will be paid in full on the date on which the Class A Notes are to be redeemed.

            (ii) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                  (A) each Designated Rating Agency has confirmed in writing that the transfer will not result in an Adverse Rating Effect; and

                  (B) that person has a long term credit rating assigned by each Designated Rating Agency of at least the long term credit rating assigned by that Designated Rating Agency to Citibank as at the date of this Agreement or, otherwise, the Standby Swap Provider provides its written consent to the transfer.

(7)   TERMINATION:

      (a) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee. Party B may only designate an Early Termination Date at the direction of the Trust Manager. Subject to its duties under the Master Trust Deed and the Supplemental Deed, Party B may exercise any rights in its capacity as holder of the Assets of the Trust only on the instructions of the Trust Manager.

      (b) TERMINATION BY THE NOTE TRUSTEE: If following an Event of Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Note Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

      (c) TERMINATION PAYMENTS BY PARTY B: Notwithstanding Section 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable on the Payment Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Payment Date) except to the extent that such amount may be satisfied from an earlier distribution under the Global Master Security Trust Deed and the Deed of Charge or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b).

      (d) TRANSFERS TO AVOID TERMINATION: Section 6(b)(ii) is amended as follows:

            (i) The following sentence is added at the end of the second paragraph:

                  "However, if Party A is that other party it must, if so requested by the Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Designated Rating Agencies have given prior written confirmation to the Trust Manager that such a transfer will not result in an Adverse Rating Effect."

            (ii) The third paragraph is deleted and replaced with the following:

                  "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                  (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                  (2) where the other party is Party B, if the Designated Rating Agencies have confirmed in writing that such transfer will not result in an Adverse Rating Effect.

      (e)   NOTICE OF EVENT OF DEFAULT. For the purposes of Section 6(a) and
            (b):

            (i) Party A may only provide a notice specifying an Event of Default to Party B as the Defaulting Party and may only designate an Early Termination Date following a Termination Event where Party A or Party B (or both) is the Affected Party or the Burdened Party; and

            (ii) the Standby Swap Provider may not issue a notice specifying an Event of Default or designating an Early Termination Date (except as Party A on or after the Novation Date).

(8) NO SET-OFF: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)   TRANSFER: Section 7 is replaced with:

      "7.   ESSENTIAL TERM: TRANSFER

      (a) Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Trust or the trusts created pursuant to the Credit Support Documents in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

      (b)   Nothing in this Section 7:

            (i) restricts a transfer by a party after the other parties have agreed to the variation of this Agreement in accordance with
                  Part 5(20) to the extent necessary to permit such transfer;

            (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) for the purposes of giving effect to a transfer under Section 6(b)(ii);

            (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

            (iv) restricts a transfer by Party B or the Trust Manager to a substitute Trustee or substitute Trust Manager, respectively, in accordance with the Master Trust Deed;

            (v) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B; or

            (vi)  limits Parts 5(6)(b)(ii), 5(22), 5(23), 5(24) or 5(25).

      (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(10)  FACSIMILE TRANSMISSION: In Section 12:

      (a)   delete Section 12(a)(ii); and

      (b)   replace Section 12(a)(iii) with:

            "(iii) if sent by facsimile transmission:

                  (A) in the case of any notice or other communication pursuant to Parts 5(23), (24) or (25), on the date that the transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); or

                  (B) otherwise, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(11)  DEFINITIONS

      (a) MASTER DEFINITIONS SCHEDULE AND SUPPLEMENTAL DEED: unless defined in this Agreement words and phrases defined in the Master Definitions Schedule and the Supplemental Deed have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Definitions Schedule or Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Master Definitions Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Definitions Schedule in relation to a Trust (as defined in the Master Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

      (b)   TRUSTEE CAPACITY:

            (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

            (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph
                  (i) only.

      (c)   DEFINITIONS: in Section 14:

            (i) replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL BUSINESS DAY" with the following:

                  ""AFFECTED TRANSACTIONS" means, with respect to a Termination Event, all Transactions."

                  ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS DAY"."

            (ii)  insert the following new definitions:

                  "BBSW" or "AUD-BBR-BBSW" in relation to an Interest Period means the rate appearing at approximately 10.00 am Sydney time on the Reset Date for that Interest Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months. If:

                  (a) on that Reset Date fewer than 4 banks are quoted on the Reuters Screen page "BBSW"; or

                  (b) for any other reason the rate for that day cannot be determined in accordance with the foregoing procedures,

                  then "BBSW" or "AUD-BBR-BBSW" means such rate as is specified by the Calculation Agent having regard to comparable indices then available.

                  "CREDIT SUPPORT ANNEX" means the Credit Support Annex to be executed in the form substantially as annexed to this Agreement.

                  "INCONVERTIBILITY EVENT" means any event beyond the control of ANZ that makes it impossible for ANZ to convert to U.S. Dollars through customary legal channels an amount of Australian Dollars sufficient to fulfil ANZ's obligations under this Agreement and each Transaction.

                  "JOINT RATINGS" means the highest possible jointly supported short term credit rating or long term credit rating, as applicable, that can be determined in relation to Party A and the Standby Swap Provider by Moody's, S&P and Fitch in accordance with Moody's, S&P's and Fitch's respective approaches to jointly supported obligations provided that if either Party A or the Standby Swap Provider has a long term credit rating of less than BBB from S&P the Joint Ratings from S&P will be the credit ratings of the other party.

                  "MASTER DEFINITIONS SCHEDULE" means the deed entitled "Kingfisher Master Trusts Master Definitions Schedule" dated 1 August 2000 between the Trust Manager, Party B and P.T. Limited as amended by the deed entitled "Kingfisher Master Trusts Amending Deed" dated 16 May 2001.

                  "NOVATION DATE" means the date upon which the obligations of Citibank as Party A under this Agreement and each Transaction are novated to the Standby Swap Provider pursuant to Part 5(24)(c).

                  "PRESCRIBED RATING PERIOD" means in relation to the Joint Ratings determined by the Designated Rating Agencies:

                  (a) a period of 30 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than the relevant Prescribed Rating but greater than or equal to a short term credit rating of A-1 by S&P and long term credit ratings of A- by S&P, A3 by Moody's and A- by Fitch, as the case may be; and

                  (b) a period of 5 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than a short term credit rating of A-1 by S&P or less than a long term credit rating of A- by S&P, A3 by Moody's and A- by Fitch.

                  "PRESCRIBED RATINGS" means a short term credit rating of A-1+ by S&P or a long term credit rating of AA- by S&P and long term credit ratings of AA- by Fitch and a short term credit rating of P-1 or a long term rating of A2 by Moody's.

                  "RELEVANT CALCULATION AMOUNT" has the meaning given in.the Form of Confirmation Kingfisher Trust 2001-1G Definitions Schedule

                  "SUPPLEMENTAL DEED" means the deed entitled "Kingfisher Trust

                  2001-1G Supplemental Deed" dated on or about the date of this Agreement between the Trust Manager, Party B and certain other parties.

                  "TRUST" means the Kingfisher Trust 2001-1G constituted by the Master Trust Deed and a notice of creation of trust.

      (d)   INTERPRETATION:

            (i)   references to time are references to Melbourne time;

            (ii) a reference to "NEITHER PARTY" will be construed as a reference to "NO PARTY"; and

            (iii) a reference to "OTHER PARTY" will be construed as a reference to "OTHER PARTIES".

      (e) ISDA DEFINITIONS: The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")), as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

      (f) INCONSISTENCY: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that
            Transaction:

            (i)   any Confirmation;

            (ii) this Schedule and Paragraph 13 ("Elections and Variables") of the Credit Support Annex (as applicable);

            (iii) the 2000 ISDA Definitions; and

            (iv) the printed form of the 1992 ISDA Master Agreement and the printed form of the ISDA Credit Support Annex which form part of this Agreement.

      (g)   SWAP TRANSACTION: Any reference to a:

            (i) "SWAP TRANSACTION" in the 2000 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

            (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 2000 ISDA Definitions.

      (h)   INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
            PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(12)  LIMITATION OF LIABILITY:

      Insert the following as Section 15, after Section 14

         "(15)(a) (PARTY B'S LIMITATION OF LIABILITY) Party B enters into this Agreement and each Transaction only in its capacity as trustee of the Trust and in no other capacity. A liability of Party B arising under or in connection with this Agreement, a Transaction or the Trust is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c) below) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement, any Transaction or the Trust.

      (a) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Trust including seeking the appointment of a receiver (except in relation to the Assets of the Trust) or liquidator, administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the Assets of the Trust).

      (b) The provisions of this Section 15 limiting Party B's liability will not apply to any obligation or liability of Party B to the extent that it is not satisfied because, under this Agreement or any other Transaction Document in relation to the Trust, or by operation of law, there is a reduction in the extent of Party B's indemnification out of the Assets of the Trust, as a result of Party B's fraud, gross negligence or willful default.

      (c) It is acknowledged that the Relevant Parties are responsible under this Agreement and the other Transaction Documents in relation to the Trust for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement) will be considered fraud, gross negligence or willful default for the purposes of Section 15(c) above to the extent the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Trust or by any other act or omission of any Relevant Party or any other such person regardless of whether or not the act or omission is purported to be done on behalf of Party B.

      (d) No attorney, agent, receiver or receiver and Trust Manager appointed in accordance with this Agreement or any other Transaction Document has authority to act on behalf of Party B in a way that exposes Party B to any personal liability, and no act or omission of any such person will be considered fraud, gross negligence or willful default of Party B for the purpose of Section 15(c) above.

      (e) Party B is not obliged to do anything or refrain from doing anything under or in connection with this Agreement (including incur a liability) unless Party B's liability is limited in the same manner as set out in this clause.

(13) FURTHER ASSURANCES: Each party will, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) and as directed by the Trust Manager to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14)  PROCEDURES FOR ENTERING INTO TRANSACTIONS

      (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant

            Trade Date, send Party B, the Standby Swap Provider and the Trust Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B, the Standby Swap Provider and the Trust Manager), and Party B, the Standby Swap Provider and the Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

      (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(15)  TRANSACTIONS NOT EXPRESSED TO BE SUBJECT TO ISDA

      The parties agree that where a Transaction has not been confirmed by express reference to this Agreement, or alternatively has been confirmed by express reference to other terms, another master agreement or otherwise, that Transaction will, unless the terms of this Agreement have been expressly excluded, nonetheless be deemed to be governed exclusively by the terms of this Agreement.

(16)  RECORDED CONVERSATIONS: Each party:

      (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

      (b) such recordings may be used as evidence in court proceedings or arbitration.; and

      (c) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17)  REPLACEMENT CURRENCY SWAP AGREEMENT:

      (a) If any Transaction under this Agreement is terminated prior to the day upon which the Notes are redeemed in full, Party B may, at the direction of the Trust Manager, enter into one or more currency swaps which replace that Transaction (collectively a "REPLACEMENT CURRENCY SWAP") provided that:

            (i) the Designated Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in an Adverse Rating Effect; and

            (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

      (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as an Expense of the Trust.

      (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a), Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

      (d)   The obligations of Party B (and the rights of Party A) under this
            Part 5(17) will
            survive the termination of this Agreement.

(18) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) RESTRICTIONS ON PARTY B'S RIGHTS: Party B must at all times act in accordance with the instructions of the Trust Manager in relation to this Agreement.

(20) AMENDMENT TO THIS AGREEMENT: None of Party A, Party B, the Standby Swap Provider or the Trust Manager may amend this Agreement unless the Designated Rating Agencies have confirmed in writing that the proposed amendment will not result in an Adverse Rating Effect.

(21) APPOINTMENT OF TRUST MANAGER: Party B hereby exclusively appoints the Trust Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement other than any amendment of Party B's rights and powers under this Agreement. Without limiting the generality of the foregoing, the Trust Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Trust Manager's authority to act on behalf of Party B in accordance with this
      Part 5(21) of the Schedule.

(22)  RATINGS DOWNGRADE:

      (a) (DOWNGRADE): If, as a result of the reduction or withdrawal of the credit rating of Party A or the Standby Swap Provider a Joint Rating is less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Designated Rating Agencies to Party A and the Standby Swap Provider at that time (or such greater period as is agreed to in writing by each relevant Designated Rating Agency), at its cost alone and at its election:

            (i) provided that the short term Joint Rating by S&P is greater than or equal to A-1 or the long term Joint Rating by S&P is greater than or equal to A- and the long term Joint Rating by Fitch is greater than or equal to A-, lodge collateral in accordance with the Credit Support Annex in an amount equal to the Collateral Amount as defined in Part 5 (22)(b); or

            (ii) enter into, and procure that the Standby Swap Provider enters into, an agreement novating Party A's and/or the Standby Swap Providers' rights and obligations under this Agreement and each Transaction to a replacement counterparty acceptable to the Trust Manager and the Standby Swap Provider (and notified to Party B) and which the Designated Rating Agencies confirm in writing will not result in an Adverse Rating Effect; or

            (iii) enter into, or procure that the Standby Swap Provider enters into, such other arrangements in respect of each Transaction which the Designated Rating Agencies confirm in writing will not result in an Adverse Rating Effect.

            Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

      (b) (COLLATERAL AMOUNT): For the purpose of this Part 5(22) the Collateral Amount will be an amount equal to the greater of the following:

            (i)   zero;

            (ii)  CCR; and

            (iii) an amount acceptable to Moody's and Fitch and sufficient to maintain the credit rating assigned to the Class A Notes by Moody's and Fitch immediately prior to the review of the Joint Rating.

            Where:

            CCR = CR x 1.030

            CR = MTM + VB

            MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with Part 5(22)(c) no earlier than 3 Business Days prior to the date that the Collateral Amount is lodged.

            VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent Payment Date by the relevant percentage obtained from the following table:


                 ------------------------------------------------------------------------------------------------
                 PARTY A'S AND THE      WHERE THE PERIOD          WHERE THE PERIOD         WHERE THE PERIOD
                 STANDBY SWAP           BETWEEN THE DATE OF       BETWEEN THE DATE OF      BETWEEN THE DATE OF
                 PROVIDER'S JOINTLY     RECALCULATION AND THE     RECALCULATION AND THE    RECALCULATION AND THE
                 SUPPORTED LONG TERM    FINAL MATURITY DATE IS    FINAL MATURITY DATE IS   FINAL MATURITY DATE IS
                 CREDIT RATING BY S&P   LESS THAN OR EQUAL TO 5   GREATER  THAN 5 YEARS    GREATER THAN 10 YEARS
                                        YEARS                     AND LESS THAN OR EQUAL
                                                                  TO 10 YEARS
                 ------------------------------------------------------------------------------------------------
                 A+                     1.05                      1.75                     3.0
                 ------------------------------------------------------------------------------------------------
                 A                      1.35                      2.45                     4.5
                 ------------------------------------------------------------------------------------------------
                 A-                     1.5                       3.15                     6
                 ------------------------------------------------------------------------------------------------

      (c) (MARK TO MARKET VALUE): Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

      (d) (RECALCULATION): Party A must recalculate the Collateral Amount (including the CCR and the mark-to-market value) on each Valuation Date. If:

            (i) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is less than the recalculated Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

            (ii) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is greater than the recalculated Collateral Amount, the difference is the Return Amount in relation to that Valuation Date.

      (e) (DEFINITIONS): For the purposes of this Part 5(22) "Delivery Amount", "Posted Credit Support", "Return Amount", "Secured Party", "Value" and "Valuation Date" have the same meaning as in the Credit Support Annex.

(23) TRANSFER: Notwithstanding the provisions of Section 7, Citibank as Party A may transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any of its Affiliates ("TRANSFEREE") by delivering to the Standby Swap Provider, Party B and the Trust Manager a notice expressed to be given under this provision signed by both Citibank as Party A and the Transferee. Upon delivery of those documents to Party B (but subject to the relevant consents and confirmations being given under this Part 5(23)):

      (a) (PARTY A'S RIGHTS TERMINATE): Citibank's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate;

      (b) (TRANSFER AND ASSUMPTION): Citibank will be taken to have transferred its rights powers and privileges under this Agreement and each Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those Party A had under this Agreement and each Transaction;

      (c) (RELEASE): Party B will be taken to have released Citibank as Party A from all its unperformed and future obligations under this Agreement and each Transaction; and

      (d) (DOCUMENTS): this Agreement and the Confirmation relating to each Transaction shall be construed as if the Transferee was a party to it in place of Citibank as Party A.

      A Transferee may utilise this provision as Party A. A transfer under this
      Part 5(23) will be of no force or effect until each Designated Rating Agency confirms in writing that such transfer will not result in an Adverse Rating Effect and until the Standby Swap Provider has given its written consent to such a transfer.

(24)  STANDBY SWAP PROVIDER:

      (a) (COMMITMENT): Notwithstanding any other provision in this Agreement to the contrary, if Citibank as Party A fails to:

            (i) make, when due, any payment required to be made by it to Party B under a Transaction; or

            (ii) comply with any obligation under Part 5(22) within the required period,

            then:

            (iii) as soon as practicable following such failure but, in relation to a failure to pay under a Transaction, in any event no later than 11.00 am (New York time) on the due date for such payment or, in relation to a failure to comply with an obligation under Part 5(22), no later than the Business Day following the due date for compliance with such obligation, Party B must notify Citibank as Party A and the Standby Swap Provider in writing of such failure and:

                  (A) the amount of the defaulted payment and the basis of calculation of the defaulted payment; or

                  (B) details of the failure to comply with the obligation under Part 5(22),

                  as the case may be; and

            (iv) as soon as reasonably practicable after its receipt of such notice (and in any event, in relation to a failure to pay under a Transaction, no later than 1.30 pm (New York time) on the due date for such payment, and, in relation to a failure to comply with an obligation under Part 5(22), no later than 3 Business Days after the failure to comply with such obligation, provided, in each case, that notice has been given by Party B by the required times in accordance with Part 5(24)(a)(iii)) the Standby Swap Provider must:

                  (A) in relation to a failure to pay under a Transaction, pay to Party B the amount then owing by Citibank as Party A to Party B under that Transaction by paying such amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose (or to the extent directed by the Trust Manager or the Security Trustee, to the Collections Account); and

                  (B) in relation to a failure to comply with an obligation under Part 5(22), satisfy the obligations of Citibank as Party A under Part 5(22); and

      (v)   Party B acknowledges that a payment made by the Standby Swap

                  Provider in full compliance with Part 5(24)(a)(iv)(A) will fully satisfy and discharge the obligation of Party A to make that payment.

      (b)   (REIMBURSEMENT): If on any day the Standby Swap Provider:

            (i) makes a payment pursuant to Part 5(24)(a)(iv)(A), Citibank as Party A must by 2.00 pm (New York time) on the next following Business Day (or such other time as the Standby Swap Provider may agree in writing) pay to the Standby Swap Provider an amount equal to that payment by depositing such amount into the account which the Standby Swap Provider nominates for this purpose in cleared funds; or

            (ii)  satisfies the obligations of Citibank as Party A pursuant to
                  Part 5(24)(a)(iv)(B), Citibank as Party A must:

                  (A)   within 3 Business Days, fulfill its obligations under
                        Part 5(22) such that any collateral lodged by the Standby Swap Provider pursuant to Part 5(22)(a)(i) or any other arrangement made by the Standby Swap Provider pursuant to Part 5(22)(a)(iii) is returned to the Standby Swap Provider or will cease (but Citibank as Party A will have no obligations to the Standby Swap Provider under this Part 5(24)(b)(ii)(A) in relation to any novation pursuant to Part 5(22)(a)(ii)); and

                  (B) upon demand by the Standby Swap Provider, indemnify the Standby Swap Provider from and against any other cost or liability incurred by the Standby Swap Provider in satisfying those obligations.

            (iii) Each of the Standby Swap Provider and Party B acknowledge that a payment made by ANZ as Party A in full compliance with Part 5(24)(b)(i) will fully satisfy and discharge the obligation of Party A to make that payment.

      (c)   (NOVATION): If:

            (i)   Citibank as Party A defaults in its payment obligations under
                  Part 5(24)(b)(i) or (b)(ii)(B) for reasons other than solely a technical, computer or similar error outside the control of Citibank as Party A and such default is not remedied on or before one Business Day after such failure; or

            (ii)  Citibank as Party A fails to fulfill its obligations under
                  Part 5(24)(b)(ii)(A),

            then:

            (iii) Citibank's rights, powers, privileges and obligations as Party
                  A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Part 5(24)(d) and Paragraph 13(m)(vii) of the Credit Support Annex;

            (iv) subject to Part 5(24)(c)(vi),the Standby Swap Provider agrees to assume obligations (and is taken to have assumed obligations) equivalent to those that Citibank as Party A had under this Agreement and each Transaction and takes the rights, powers and privileges (and is taken to have received such rights, powers and privileges) as Party A under this Agreement.

            (v) Party B and the Standby Swap Provider is taken to have released Citibank as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to Part 5(24)(d);

            (vi) this Agreement and the Confirmation relating to each Transaction shall be construed as if the Standby Swap Provider is a party to it as Party A except that:

                  (A) references to "Citibank as Party A" will not apply to the Standby Swap Provider as Party A;

                  (B) references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to be references to the relevant credit rating of the Standby Swap Provider;

                  (C) without limiting Part 5(24)(c)(vi)(A), this Part 5(24) and Paragraph 13(m)(vii) of the Credit Support Annex will not apply to the Standby Swap Provider as Party A;

                  (D) the Standby Swap Provider must (if it has not already done so) satisfy the obligations of Party A under Part 5(22)(a) within 10 Business Days of the Novation Date on the basis that any collateral lodged by Citibank as Party A or any other arrangements made by Citibank as Party A pursuant to Part 5(22)(a)(iii) will be returned to Citibank as Party A or will cease (but such collateral will only be returned and such arrangements will only cease upon compliance by the Standby Swap Provider with its obligations under this Part 5(24)(c)(vi)(D) and otherwise, where applicable, in accordance with Paragraph 13(m)(vii) of the Credit Support Annex or the terms of such arrangements).

      (d) (TERMINATION PAYMENT): Following novation under Part 5(24)(c) Citibank as Party A must pay the Standby Swap Provider or the Standby Swap Provider must pay Citibank as Party A an amount (the "NOVATION SETTLEMENT AMOUNT") being:

            (i) in the case of payment by Citibank as Party A to the Standby Swap Provider, an amount equal to the amount (if any) that would be payable by Party A to Party B; and

            (ii) in the case of payment by the Standby Swap Provider to Citibank as Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

            if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

            (i) the Novation Date is the Early Termination Date and the Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective;

            (ii) the Early Termination Date has resulted from an Event of Default in respect of which Party A is the Defaulting Party;

            (iii) all calculations and determinations which would have been done by Party B are done by the Standby Swap Provider and all calculations and determinations that would have been done by Party A are done by Citibank;

            (iv) a reference to Unpaid Amounts owing to Party B is a reference to such amounts payable by Party A to the Standby Swap Provider pursuant to Part 5(24)(b) and (e) and there are no Unpaid Amounts owing to Party A;

            (v) without limiting the foregoing, for the purposes of the definition of "Market Quotation" in Section 14 each Reference Market-maker would be required, upon entering into a Replacement Transaction, to fulfill the obligations of Party A under Part 5(22)(a) and to comply with Section 2(d) as amended by Part (5)(1)(e); and

            (vi)  the Termination Currency is U.S. Dollars.

      (e) (DEFAULT INTEREST): If Citibank as Party A defaults in the performance of any payment obligations under Part 5(24)(b) or Part 5(24)(d), it must pay interest (before as well as after judgment) on the overdue amount to the Standby Swap Provider on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

      (f) (IRREVOCABLE NOTICE): If the Standby Swap Provider satisfies the obligations of Citibank as Party A under Part 5(24)(a)(iv)(B) by lodging collateral on behalf of Citibank as Party A pursuant to Part 5(22)(a), Citibank as Party A must promptly provide an irrevocable notice to Party B (copied to the Standby Swap Provider) directing Party B that any such collateral, and any Distribution or Interest Amount (as those terms are defined in the Credit Support Annex) with respect to such collateral, is to be returned or paid to the Standby Swap Provider and not to Citibank as Party A.

(25) INCONVERTIBILITY: If prior to the Novation Date an Inconvertibility Event occurs the Standby Swap Provider's rights, powers, privileges and obligations under this Agreement and each Transaction will terminate upon the Standby Swap Provider delivering a notice expressed to be given under this provision to Party A, Party B and the Trust Manager and Party B is taken to have released the Standby Swap Provider from all its unperformed and future obligations under this Agreement and each Transaction. Following the delivery of such a notice in accordance with this Part 5(25), references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to be references to the relevant credit rating of Party A.

ANNEXURE 1

FORM OF CONFIRMATION KINGFISHER TRUST 2001-1G

[LETTERHEAD OF PARTY A]

[DATE]

TO:      Perpetual Trustee Company Limited    ANZ Capel Court Limited

         as trustee of the Trust              Level 6

         Level 3                              530 Collins Street

         39 Hunter Street                     Melbourne  VIC 3000

         Sydney  NSW  2000                    AUSTRALIA

         AUSTRALIA                            ATTENTION:  Manager, Primary
                                                          Markets Group

         ATTENTION: Manager,
                    Securitisation Services

         Australia and New Zealand
         Banking Group Limited

          Address:    Markets Division,
                      Level 12, 530
                      Collins Street,
                      Melbourne, Victoria,
                      3000,
                      Australia

          ATTENTION: Manager, Derivative
                      Operations

CONFIRMATION - KINGFISHER TRUST 2001-1G

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited as trustee of the Kingfisher Trust 2001-1G (the "TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [      ], as amended, novated or supplemented from
time to time (the "AGREEMENT"), between CITIBANK N.A.("PARTY A"), Perpetual Trustee Company Limited, ABN 42 000 001 007 as trustee of, inter alia, the Trust ("PARTY B"), ANZ Capel Court Limited ABN 30 004 768 807 (the "TRUST MANAGER") and Australia and New Zealand Banking Group Limited, ABN 11 005 357 522 (the "STANDBY SWAP PROVIDER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Capitalised terms used but not defined in this Confirmation have the meanings assigned to them in the Agreement.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.    OUR REFERENCE:                   [                                 ]

2.    TRADE DATE:                      [                                 ]

3.    EFFECTIVE DATE:                  Issue Date in respect of the Class A
                                       Notes

4.    TERMINATION DATE:                The earlier of:

                                       (a)   the date that the Class A Notes
                                             have been redeemed in full in
                                             accordance with the Class A Note
                                             Conditions; and

                                       (b)   the Scheduled Maturity Date.
5.    FLOATING AMOUNTS

5.1  FLOATING AMOUNTS PAYABLE BY
     PARTY A (SUBJECT TO PARAGRAPH
     9 OF THIS CONFIRMATION):

     Floating Rate Payer:              Party A

     Calculation Amount:               For each Floating Rate Payer Payment
                                       Date, one half of the aggregate Invested
                                       Amount of the Class A Notes as at the
                                       first day of the Interest Period ending
                                       on but excluding that Floating Rate Payer
                                       Payment Date

     Floating Rate Payer Payment
     Dates:                            Each Payment Date during the period
                                       Dates: commencing on and including the
                                       Payment Date falling in September 2001
                                       and ending on and including the
                                       Termination Date, subject to adjustment
                                       in accordance with the Following Business
                                       Day Convention

     Floating Rate Option:             USD-LIBOR-BBA (except that references to
                                       "London Banking Days" in section
                                       7.1(ag)(ii) and (iv) of the 1998
                                       Supplement to the 1991 ISDA Definitions
                                       will be replaced with references to
                                       "Banking Days" as that expression is
                                       defined in the Note Conditions)

     Designated Maturity:              Three months except that Linear
                                       Interpolation using three and four months will apply in respect of the first
                                       Interest Period

     Spread:                           In respect of:

                                       (a)    Floating Rate Payer Payment Dates
                                              on or prior to the Payment Date
                                              falling in September 2008 (or if
                                              that day is not a Business Day,
                                              the next following Business Day),
                                              [ ]%; and

                                       (b)    Floating Rate Payer Payment Dates
                                              after the Payment Date falling in
                                              September 2008 (or if that day is
                                              not a Business Day, the next
                                              following Business Day), [ ]%.

     Floating Rate Day Count
     Fraction:                         Actual/360

     Reset Dates:                      The first day of each Interest Period

     Compounding:                      Inapplicable

5.2  FLOATING AMOUNTS PAYABLE BY
     PARTY B (SUBJECT TO PARAGRAPH
     9 OF THIS CONFIRMATION):

     Floating Rate Payer:              Party B

     Calculation Amount:               For each Floating Rate Payer Payment
                                       Date, the A$ Equivalent of one half of
                                       the aggregate Invested Amount of the
                                       Class A Notes as at the first day of the Interest Period ending on but excluding that Floating Rate Payer Payment Date.

     Floating Rate Payer Payment
     Dates:                            Each Payment Date during the period
                                       Dates: commencing on and including the
                                       Effective Date and ending on and
                                       including the Termination Date, subject
                                       to adjustment in accordance with the
                                       Following Business Day Convention

     Floating Rate Option:             AUD-BBR-BBSW

     Designated Maturity:              three months except that Linear
                                       Interpolation using three and four months will apply in respect of the first
                                       Interest Period

     Spread:                           In respect of:

                                       (a)    Floating Rate Payer Payment Dates
                                              on or prior to the Payment Date
                                              falling in September 2008 (or if
                                              that day is not a Business Day,
                                              the next following Business Day),
                                              [ ]%; and

                                       (b)    Floating Rate Payer Payment Dates
                                              after the Payment Date falling in
                                              September (or if that  day is not
                                              a Business Day, the next following
                                              Business Day), [ ]%.

     Floating Rate Day Count
     Fraction:                         Actual/365 (Fixed)

     Reset Dates:                      The first day of each Interest Period

     Compounding:                      Inapplicable

6    EXCHANGES

6.1  INITIAL EXCHANGE:

     Initial Exchange Date:            Closing Date

     Party A Initial Exchange Amount:  The A$ Equivalent of the Party B Initial
                                       Exchange Amount, being A$[     ]

     Party B Initial Exchange Amount:  One half of the Initial Invested Amount of the Class A Notes on the Issue Date,
                                       being US$[            ]

                                       Notwithstanding Section 2(a)(ii) of the
                                       Agreement, Party A must pay the Party A
                                       Initial Exchange Amount to Party B by
                                       4.00pm (Melbourne time) on the Initial
                                       Exchange Date and Party B must pay Party
                                       A the Party B Initial Exchange Amount by
                                       4.00pm (New York time) on the Initial
                                       Exchange Date.

6.2  INSTALLMENT EXCHANGE:

     Installment Exchange Date:        Each  Payment  Date (other than the Final
                                       Exchange Date)

     Party A Installment Exchange
     Amount: In respect of an Installment Exchange Date means the US$ Equivalent of one half of the A$ Class A Principal in relation to the Payment Date occurring on that

                                       Installment Exchange Date

     Party B Installment Exchange
     Amount: In respect of an Installment Exchange Date means one half of the A$ Class A Principal in relation to the Payment Date occurring on that Installment Exchange Date

6.3  FINAL EXCHANGE:

     Final Exchange Date:              Termination Date.

     Party A Final Exchange Amount:    The US$ Equivalent of one half of the A$
                                       Class A Principal in relation to the
                                       Payment Date which is the Final Exchange
                                       Date

     Party B Final Exchange Amount:    One half of the A$ Class A Principal in
                                       relation to the Payment Date which is the Final Exchange Date

7.   EXCHANGE RATES:

     For the purpose of
     the definitions of
     "A$ EQUIVALENT" and
     "US$ EQUIVALENT":

     US$ Exchange Rate:                [                ]

     A$ Exchange Rate:                 [                ]

8.   ACCOUNT DETAILS:

8.1  PAYMENTS TO PARTY A

     Account for payments in US$:      The account notified in writing by Party
                                       A to Party B in accordance with Part
                                       5(3)(ii) of the Schedule to the Agreement

     Account for payments in A$:       The account notified in writing by Party
                                       A to Party B in accordance with Part
                                       5(3)(i) of the Schedule to the Agreement

8.2  PAYMENTS TO PARTY B

     Account for payments in US$:      The account notified in writing by the
                                       Principal Paying Agent to Party A in
                                       accordance with Part 5(2)(ii) of the
                                       Schedule to the Agreement

     Account for payments in A$:       The account notified in writing by Party
                                       B to Party A in accordance with Part
                                       5(2)(i) of the Schedule to the Agreement

9.   NOTIFICATIONS TO PARTY A          On or before the Determination Time in
                                       respect of each Payment Date the Trust
                                       Manager must notify Party A and the
                                       Standby Swap Provider in writing of:

                                       (a)   the A$ Class A Principal which the
                                             Trust Manager has directed Party B
                                             to pay to Party A on that Payment
                                             Date pursuant to clause 15.14(a) of
                                             the Supplemental Deed;

                                       (b)   the A$ Class A Interest Amount in
                                             relation to that Payment Date;

                                       (c)   the amounts (if any) allocated to
                                             the Class A

                                             Notes in respect of any Principal
                                             Charge-Off or any Carryover
                                             Principal Charge-Off on the
                                             immediately preceding Determination
                                             Date in accordance with clauses
                                             15.4A and 15.5 of the Supplemental
                                             Deed.

10.  OFFICES:                          The Office of Citibank as Party A for
                                       each Transaction is New York.

                                       The Office of ANZ (on and from the
                                       Novation Date) as Party A is Melbourne.

                                       The Office of Party B for each
                                       Transaction is Sydney.

In this Confirmation:

"DETERMINATION TIME" in relation to a Payment Date means on or about 11.00am Melbourne time 4 Business Days prior to that Payment Date.

"RELEVANT CALCULATION AMOUNT" means the Calculation Amount referred to in paragraph 5 of this Confirmation.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

CONFIRMED AS AT THE DATE FIRST WRITTEN    CONFIRMED AS AT THE DATE FIRST
ABOVE:                                    WRITTEN ABOVE:

SIGNED for and on behalf of               SIGNED for and on behalf of

CITIBANK N.A. ABN 34 072 814 058          AUSTRALIA AND NEW ZEALAND BANKING
                                          GROUP LIMITED
By: (Attorney)
                                          ABN 11 005 357 522
Name:

Title:
                                          By:
Witnessed By:

Name:
                                          Name:
Title:

                                          Title:

CONFIRMED AS AT THE DATE FIRST        CONFIRMED AS AT THE DATE FIRST WRITTEN
WRITTEN ABOVE:                        ABOVE:



SIGNED for and on behalf of           SIGNED for and on behalf of

PERPETUAL TRUSTEE COMPANY LIMITED     ANZ CAPEL COURT LIMITED
(ABN 42 000 001 007)                  (ABN 30 004 768 807 )

as trustee of the Kingfisher Trust
2001-1G                               By:

By:                                            (Authorised Officer)

         (Authorised Officer)         Name:

Name:


Title:                                Title:

                    EXECUTION PAGES FOR ISDA MASTER AGREEMENT

SIGNED by                        )
as attorney for PERPETUAL        )
TRUSTEE COMPANY LIMITED dated    )
in the presence of:              )
                                 )
                                 )
 ..............................   )
Signature of witness             )
                                 )
 ..............................   )   ..............................
Name of witness (block letters)  )   By executing this agreement the
                                 )   attorney states that the attorney
                                 )   has received no notice of
                                 )   revocation of the power of attorney


SIGNED by                        )
as attorney for ANZ CAPEL        )
COURT LIMITED under power of     )
attorney dated                   )
in the presence of:              )
                                 )
                                 )
 ..............................   )
Signature of witness             )   ..............................
                                 )   By executing this agreement
 ..............................   )   the attorney states that the
Name of witness (block letters)  )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney


SIGNED by                        )
as attorney for AUSTRALIA AND    )
NEW ZEALAND BANKING GROUP        )
LIMITED  under power of          )
attorney dated                   )
in the presence of:              )
                                 )
                                 )
 ..............................   )   ..............................
Signature of witness             )   By executing this agreement
                                 )   the attorney states that the
 ..............................   )   attorney has received no
Name of witness (block letters)  )   notice of revocation of the
                                     power of attorney

SIGNED by                        )
as attorney for CITIBANK N.A.    )
under power of attorney dated    )
in the presence of:              )
                                 )
                                 )
 ..............................   )
Signature of witness             )
                                 )   ..............................
 ..............................   )   By executing this agreement
Name of witness (block letters)  )   the attorney states that the
                                 )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney

                   ANNEXURE-NEW YORK LAW CREDIT SUPPORT ANNEX

PARAGRAPH 13 TO NEW YORK LAW CREDIT SUPPORT ANNEX

(13)  ELECTIONS AND VARIABLES

      (a)   Security Interest for "Obligations"

                 The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

                 "BASE CURRENCY" means US$.

                 "ELIGIBLE CURRENCY" means the Base Currency and any other currency agreed from time to time between Party A, Party B, the Standby Swap Provider and each Designated Rating Agency.

      (b)   Credit Support Obligations

                  (i)   Delivery Amount and Return Amount

                         "DELIVERY AMOUNT" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(i) for that Valuation Date.

                         "RETURN AMOUNT" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(ii) for that Valuation Date.

                 (ii) ELIGIBLE COLLATERAL. The following items will qualify as "Eligible Collateral" for Party A provided that the items specified in paragraphs (E), (F), (G) and (H) will only qualify as "Eligible Collateral" of Party A upon receipt by Party B and the Standby Swap Provider of an opinion as to the perfection of the Secured Party's security interest in such items in form and substance (and issued by legal counsel) satisfactory to Party B and the Standby Swap Provider:

                                                                       VALUATION
                                                                      PERCENTAGE

                        (A) negotiable debt obligations issued by 98% the U.S. Treasury Department having a remaining maturity of not more than one year

                        (B) negotiable debt obligations issued by 95% the U.S. Treasury Department having a remaining maturity of more than one year but not more than five years

                        (C) negotiable debt obligations issued by 93% the U.S. Treasury Department having a remaining maturity of more than five years but not more than ten years

                        (D) negotiable debt obligations issued by 90% the U.S. Treasury Department having a remaining maturity of more than ten years

                        (E) Agency Securities having a remaining 97% maturity of not more than one year

                        (F) Agency Securities having a remaining 94% maturity of more than one year but not more than five years

                        (G) Agency Securities having a remaining 92% maturity of more than five years but not more than ten years

                        (H) Agency Securities having a remaining 89% maturity of more than ten years.

                        (I)   cash in an Eligible Currency.          100%

                        (J) other Eligible Credit Support and Valuation Percentage agreed by the parties and acceptable to each Designated Rating Agency

                         Notwithstanding the foregoing to the contrary, the Valuation Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

                         "AGENCY SECURITIES" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Corporation or the Federal Home Loan Mortgage Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and similar derivative securities.

                 (iii)   OTHER ELIGIBLE SUPPORT

                         Not applicable.

                 (iv)    THRESHOLDS

                         (A) "MINIMUM TRANSFER AMOUNT" means with respect to both Party A and Party B: US$100,000.

                         (B) ROUNDING. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

      (c)   VALUATION AND TIMING

                  (i)   "VALUATION AGENT" means Party A.

                  (ii) "VALUATION DATE" means the last Business Day of each week and, at the option of either Party A or the Standby Swap Provider, any Business Day between Valuation Dates.

                  (iii) "VALUATION TIME" means the close of business on the
                        Business Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

                  (iv) "NOTIFICATION TIME" means 11:00 am New York time on the second Business Day after the Valuation Date.

      (d)   CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES

                 There are no "SPECIFIED CONDITIONS" applicable to Party A. The following is a Specified Condition with respect to Party B:

                 "If an Early Termination Date has been designated in respect of each Transaction provided that if an amount is due by Party A to Party B in respect of that Early Termination Date pursuant to Section 6, that amount has been paid in full."

      (e)   SUBSTITUTION

                  (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

                  (ii) CONSENT. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d). However such consent is not to be unreasonably withheld and the parties agree that not wanting to accept a particular type of Substitute Credit Support is not in itself a reasonable basis for withholding consent if the Substitute Credit Support is Eligible Collateral. The consent may be provided in a manner described in Section 12 or otherwise, including orally.

      (f)   DISPUTE RESOLUTION

                  (i)   "RESOLUTION TIME"" means 11:00 am New York time.

                  (ii) "VALUE". For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows; Disputes over value will be resolved by the Valuation Agent seeking three bid quotes as of the relevent Valuation Date or date of Transfer from parties that regularly act as dealers in the securities or other property in question. The Value will be the Base Currency Equivalent of the arithmetic mean of the quotes received by the Valuation Agent mulitplied by the applicable Valuation Percentage.

                  (iii) "ALTERNATIVE". The provisions of Paragraph 5 will apply.

      (g)   HOLDING AND USING POSTED COLLATERAL

                  (i)   ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                         Party A: Not Applicable.

                         Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to Paragraph 6(b). Party B may only appoint a Custodian to hold Posted Collateral on its behalf if the following conditions are satisfied:

                         (A)     Party B is not a Defaulting Party;

                         (B) Party B's Custodian will always be the Principal Paying Agent, unless that party is Party A; and

                         (C) if the Principal Paying Agent is Party A, then Party B must appoint a Custodian which is a Bank (as defined in the Federal Deposit Insurance Act, as amended) outside Australia, whose rating (with respect to its long term unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's and its short term debt rating is A-1+/F-1+ (S&P/Fitch), and Party B must notify Party A in writing of this appointment and of the relevant account for Paragraph 13(l).

                         (D) Posted Collateral may only be held in one or more accounts in the name of Party B in the United States and any account established by Party B's Custodian to hold Posted Collateral shall be established and maintained for the sole purpose of receiving deliveries of and holding

                                 Posted Collateral.

                  (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the Notes by granting to the Security Trustee the charge under the Deed of Charge over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 13(m)(vi) of this Annex.

      (h)   DISTRIBUTIONS AND INTEREST AMOUNT

                  (i) INTEREST RATE. The "Interest Rate", in respect of Posted Collateral which is denominated in US$, for any day means the Federal Funds Overnight Rate. For the purposes hereof, "Federal Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds Effective Rate that appears on Telerate Page 118 for such day. The "Interest Rate" in respect of Posted Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

                  (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of Interest Amount will be made monthly on the second Business Day of each calendar month.

                  (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of
                        Paragraph 6(d)(ii) will apply.

      (i)   ADDITIONAL REPRESENTATION(S)

                  None.

      (j)   OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT

                  "VALUE" and "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (k)   DEMANDS AND NOTICES

                  All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; PROVIDED, that any such demand, specification or notice may be made by telephone ("TELEPHONE NOTICE") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

      (l)   ADDRESSES FOR TRANSFERS

                 Party A:  Party A to specify account for returns of collateral.

                 Party B: Party B must notify Party A of its Custodian's account.

      (m)   OTHER PROVISIONS

                  (i) Paragraph 4(b) of the Annex is replaced by the following:

                         "(b) TRANSFER TIMING. Subject to Paragraph 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made within three Business Days of receipt of the demand; if a demand is made after the Notification Time, then the relevant Transfer will be made within four Business Days of receipt of the demand."

                 (ii)   EVENT OF DEFAULT

                        JOINT RATINGS BELOW SPECIFIED LEVELS

                        Paragraph 7(i) of the Annex is amended, on line 3, by replacing "two Business Days" with "three Business Days".

                 (iii)  PARTY B'S EXPENSES

                        Subject to Section 15 of the Agreement, Party B agrees to pay Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this Paragraph (m)(iii).

                 (iv)   GOVERNING LAW NOTWITHSTANDING

                        Notwithstanding that the Agreement is expressed to be governed by the laws of New South Wales, this Annex (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York City, State of New York.

                 (v)    NO TRIAL BY JURY

                        Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

                  (vi)  NO POOLING OF COLLATERAL WITH OTHER DEED OF CHARGE
                        SECURITY

                        Notwithstanding any provision in the Transaction Documents , but without prejudice to Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor under Paragraphs 3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor.

                  (vii) RIGHTS IN RELATION TO SWAP PROVIDER'S POSTED COLLATERAL
                        FOLLOWING NOVATION

                        (A) The Secured Party will hold its security interest in, lien on and right of Set- Off against all Posted Collateral Transferred or received by the Secured Party from Citibank as Party A (or from the Standby Swap Provider on behalf of Citibank as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder for the benefit of:

                              (1) the Trust as security for the Obligations of Citibank as Party A to the Secured Party as trustee of the Trust (other than pursuant to Paragraph 13(m)(vii)(B)); and

                              (2) the Standby Swap Provider as security for the

                                     Obligations of Citibank as Party A to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in
                                     Section 16(f)(iii)(A),

                                in accordance with the provisions of this Paragraph 13(m)(vii), and Paragraph 2 is varied accordingly.

                        (B) Citibank as Party A covenants in favour of the Secured Party that it will duly and punctually pay to the Secured Party all its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A) as and when the same fall due for payment. Notwithstanding the foregoing, every payment by Citibank as Party A, or the Secured Party in accordance with Paragraph 13(m)(vii)(C)(2)(b), to the Standby Swap Provider will operate as a payment by Citibank as Party A to the Secured Party in satisfaction of Citibank's obligations as Party A pursuant to this Paragraph 13(m)(vii)(B). The Secured Party will hold the benefit of its rights under this Paragraph 13(m)(vii)(B) for the Standby Swap Provider in accordance with the provisions of this Paragraph 13(m)(vii).

                        (C) The Secured Party must deal with all Posted Collateral Transferred or received by the Secured Party from Citibank as Party A (or from the Standby Swap Provider on behalf of Citibank as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder:

                              (1) prior to the Novation Date, in accordance with the provisions of this Agreement other than this Paragraph 13(m)(vii);

                              (2)    on or after the Novation Date:

                                     (a)     until the date upon which the
                                             Standby Swap Provider has initially
                                             fulfilled its obligations as Party
                                             A pursuant to Part 5(22)(a) of the
                                             Schedule to this Agreement, such
                                             Posted Collateral must be held by
                                             the Secured Party and not
                                             Transferred or otherwise applied;

                                     (b)     on or after the date upon which the
                                             Standby Swap Provider has initially
                                             fulfilled its obligations as Party
                                             A pursuant to Part 5(22)(a) of the
                                             Schedule to this Agreement and
                                             until Citibank as Party A has paid
                                             in full all of its Obligations to
                                             the Standby Swap Provider pursuant
                                             to Parts 5(24)(d) and (e) of the
                                             Schedule to this Agreement, as that
                                             term is
                                             defined in Section 16(f)(iii)(A),
                                             the Secured Party must, upon the
                                             instructions of the Standby Swap
                                             Provider, exercise the rights and
                                             remedies pursuant to Paragraph 8(a)
                                             in respect of such Posted
                                             Collateral, and Party A agrees that
                                             the Secured Party may exercise such
                                             rights and remedies under Paragraph
                                             8(a) to the same extent and with
                                             the same effect as if an Event of
                                             Default or Specified Condition had
                                             occurred with respect to Party A,
                                             and apply the proceeds of the
                                             exercise of such rights and
                                             remedies in satisfaction of
                                             Citibank's Obligations as Party A
                                             to the Standby Swap Provider
                                             pursuant to Parts 5(24)(d) and (e)
                                             of the Schedule to this Agreement,
                                             as that term is defined in Section
                                             16(f)(iii)(A), as and when these
                                             are due and payable (and to the
                                             Secured Party pursuant to Paragraph
                                             13(m)(vii)(B)) until all such
                                             Obligations have been paid in full;
                                             and

                                     (c)     on or after the date upon which the
                                             Standby Swap Provider has initially
                                             fulfilled its obligations as Party
                                             A pursuant to Part 5(22)(a) of the
                                             Schedule to this Agreement and
                                             Citibank as Party A has paid in
                                             full all its Obligations to the
                                             Standby Swap Provider pursuant to
                                             Parts 5(24)(d) and (e) of the
                                             Schedule to this Agreement, as that
                                             term is defined in Section
                                             16(f)(iii)(A), and no amounts are
                                             or thereafter may become payable in
                                             respect to such Obligations, the
                                             Secured Party must Transfer to
                                             Citibank as Party A all such Posted
                                             Collateral and the Interest Amount
                                             in relation to such Posted
                                             Collateral, if any.

                        (D) The Standby Swap Provider indemnifies the Secured Party from and against any cost or liability incurred by the Secured Party in complying with the instructions of the Standby Swap Provider pursuant to Paragraph 13(m)(vii)(C)(2)(b). The Standby Swap Provider acknowledges and agrees that the Secured Party may not, and is not required, to take any action to exercise its rights and remedies in relation to the Posted Collateral in respect of the Obligations of Citibank as Party A to the Standby Swap Provider except upon the directions of the

                              Standby Swap Provider and in accordance with this Paragraph 13(m)(vii).

                        (E) Following the Novation Date, the Secured Party must ensure that any Posted Collateral Transferred or received by the Secured Party from Citibank as Party A is held by the Custodian separately from, and is not co-mingled with, Posted Collateral Transferred or received by the Secured Party from the Standby Swap Provider as Party A.

                        (F) This Paragraph 13(m)(vii) applies notwithstanding any other provision of this Agreement.

                 (viii) PLEDGOR AND SECURED PARTY

                        In this Annex:

                        (a)   "PLEDGOR" means only Party A; and

                        (b)   "SECURED PARTY" means only Party B.

                 (ix)   NON-AUSTRALIAN ASSETS

                        ANZ must only Transfer Posted Collateral to the Secured Party from its assets held outside Australia.

                 (x)    DISPUTE RESOLUTION

                        Paragraph 5(i) is amended by:

                        (A) replacing the word "Exposure" with the words "the Delivery Amount or the Return Amount, as the case may be" in the first paragraph of Paragraph 5(i);

                        (B) adding the word "and" at the end of Paragraph 5(i)(A) and deleting Paragraph 5(i)(B).

                 (xi)   SPECIFIED CONDITION

                        (A) In Paragraph 4(a)(ii) the words "or Specified Condition" are deleted.

                        (B) In Paragraph 8(b) the words "or Specified Condition" are deleted and replaced with the following "with respect to the Secured Party or a Specified Condition has occurred".

                  (xii) RETURN AMOUNTS

                        If under this Agreement, as that term is defined in
                        Section 16(f)(iii)(A), a Novation Date has occurred, each Transfer obligation of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the condition precedent that the Standby Swap Provider, in its discretion, has consented to the Transfer unless Citibank as Party A has paid in full all its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), and no amounts are or thereafter may become payable with respect to such Obligations, and no amounts are or thereafter may become payable with respect to such obligations.